                                                                   EXHIBIT 10.32


                             STOCKHOLDERS AGREEMENT


        THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered into and effective as of August 7, 2000 among Wilson Greatbatch Technologies, Inc., a Delaware corporation (the "Company"), DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership ("DLJ Partners II"), DLJMB Funding II, Inc., a Delaware corporation ("DLJ Funding II"), DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership ("DLJ Partners II-A"), DLJ Diversified Partners, L.P., a Delaware limited partnership ("Diversified Partners"), DLJ Diversified Partners-A, L.P., a Delaware limited partnership ("Diversified Partners-A"), DLJ Millennium Partners, L.P., a Delaware limited partnership ("Millennium Partners"), DLJ First ESC L.P., a Delaware limited partnership ("First ESC"), DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership ("Offshore Partners II"), DLJ EAB Partners, L.P., a Delaware limited partnership ("EAB Partners"), UK Investment Plan 1997 Partners, a Delaware partnership ("UK Partners"), Hitachi Maxell, Ltd., a Japanese corporation ("Maxell"), and each other holder of record of Common Shares (as defined below) who may as a Permitted Maxell Transferee (as defined below) or as a Permitted DLJ Transferee (as defined below) hereafter duly and properly execute a separate agreement to be bound by the terms hereof (each DLJ Party (as hereinafter defined), Maxell, and each other Person (as defined below) that hereafter may become a party hereto as contemplated hereby being hereinafter referred to individually as a "Party" and collectively as the "Parties").

                                    RECITALS

        The Company currently has 100,000,000 authorized Common Shares (as defined below) with a par value of $.001 per share.

        The Company has acquired all of the issued and outstanding shares of stock of Battery Engineering, Inc., a Massachusetts corporation ("BEI") pursuant to a Stock Purchase Agreement, dated July 31, 2000, by and among the Company, BEI and Maxell (the "Purchase Agreement").

        In connection with the consummation of the transactions contemplated by the Purchase Agreement and a Subscription Agreement between Maxell and the Company, dated July __, 2000 (the "Subscription Agreement"), Maxell is being issued, and is subscribing for, a total of 899,760 Common Shares (as defined below), and the parties hereto are entering into this Agreement in order to define certain rights and obligations of such parties with respect to such Common Shares (as defined below) and related matters.

        NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE 1
                               GENERAL PROVISIONS;
                         REPRESENTATIONS AND WARRANTIES

     1.1 CERTAIN TERMS. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

        "Adverse Person" means (i) any Persons that are competitors of the Company or any Subsidiary thereof directly involved in the business of designing, developing, manufacturing, marketing, selling or distributing of (A) implantable power sources, lithium batteries, silver vanadium oxide batteries or any other batteries of the type manufactured by BEI or any Subsidiary of the Company, or (B) close-tolerance medical and aerospace miniature components intended for commercial distribution, including (without limitation) for pacemakers, cardioverter-defibrillators and capacitors for defibrillator applications, and (ii) any Persons that are present or former customers or suppliers of the Company.

        "Affiliate" means, with respect to any Person, any Person controlling, controlled by, or under common control with such Person, any company which any of them control, and their respective officers, agents and employees (in each case from time to time). For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        With respect to any Common Shares, "beneficial" ownership or "beneficially" owned shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

        "Board of Directors" means the board of directors of the Company.

        "Common Share Equivalents" means (without duplication with any other Common Shares (as defined below) or Common Share Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares (as defined below) or securities convertible or exchangeable into Common Shares (as defined below), whether at the time of issuance or upon the passage of time or the occurrence of some future event.

        "Common Shares" means any and all shares of common stock in the capital of the Company from time to time, whether issued or unissued;

        "DLJ" means all of the DLJ Parties, collectively.

        "DLJ Party" means any of DLJ Partners II, DLJ Funding II, DLJ Partners II-A, Diversified Partners, Diversified Partners-A, Millennium Partners, First ESC, Offshore Partners II, EAB Partners or UK Partners.

        "DLJSC" means Donaldson, Lufkin & Jenrette Securities Corporation or any successor thereto.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

        "Fully-Diluted Common Shares" means, at any time, the then outstanding Common Shares of the Company plus (without duplication) all Common Shares issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Share Equivalents.

        "Permitted Maxell Transferee" means any Affiliate of Maxell.

        "Permitted DLJ Transferee" means (A) any other DLJ Party, (B) any corporation, partnership or other entity which is an Affiliate of any DLJ Party (collectively, the "DLJ Affiliates"), (C) any managing director, general partner, director, limited partner, officer or employee of any DLJ Party or any DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C) (collectively, "DLJ Associates"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only one or more DLJ Parties, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJ Parties or for one or more DLJ Affiliates or DLJ Associates under the terms of a voting trust.

        "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

        "Prospectus" means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

        "Qualified IPO" means a consummated initial public offering of Common Shares which is underwritten on a firm commitment basis by a nationally recognized investment banking firm, with aggregate proceeds to the Company at the estimated or, if available, the final public offering price of at least $25,000,000, before deducting offering expenses and underwriters' discounts and commissions; provided, however, that a Qualified IPO shall be deemed to have occurred if any initial public offering, together with one or more additional Registered sales by the Company of its Common Shares have proceeds to the Company of $25,000,000 or more in the aggregate.

        "Registrable Securities" means the Common Shares, Common Shares issued in respect of Common Share Equivalents, and any Common Shares which are issuable upon the exercise of any right, including pursuant to any option, warrant or security convertible into Common Shares or similar right and any other securities issued or issuable with respect to such Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED, HOWEVER, that any Registrable Security will cease to be a Registrable Security when: (a) a Registration Statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective Registration Statement; (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it is eligible for sale under such Rule 144 without respect to any volume limitations; or (c) (i) it has been otherwise legally transferred and (ii) the Company has delivered a valid new certificate or other legally sufficient evidence of ownership for it not bearing the legend required pursuant to Section 7.5 of this Agreement and (iii) it may legally be resold without subsequent registration under the Securities Act.

        "Registration" means a registration with the SEC of the Company's securities for offer and sale to the public under a Registration Statement. The terms "Register" and "Registered" shall have a correlative meaning.

        "Registration Statement" means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all materials incorporated by reference in such registration statement.

        "SEC" means the Securities and Exchange Commission or any successor governmental agency.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

        "Selling Holder" means a holder of Registrable Securities who is selling Registrable Securities pursuant to a Registration Statement.

        "Subsidiary" means (i) any corporation or other entity a majority of the capital stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner.

        "Subscription Shares" means the Common Shares issued to Maxell pursuant to the Subscription Agreement.

        "Underwriter" means a securities dealer which purchases any Common Shares as principal and not as part of such dealer's market-making activities.

        "Underwritten Offering" means a Registration in which securities of the Company are sold to an Underwriter or Underwriters on a firm commitment basis for reoffering to the public.

     1.2 REPRESENTATIONS AND WARRANTIES.

     (a) Maxell hereby represents and warrants to the Company and the other Parties that:

        (A) Maxell has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by Maxell of this Agreement and the consummation by Maxell of the transactions contemplated hereby have been duly authorized by all necessary action;

        (B) this Agreement has been duly and validly executed and delivered by Maxell and constitutes the binding obligation of Maxell enforceable against Maxell in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally; and

        (C) the execution, delivery and performance by Maxell of this Agreement and the consummation by Maxell of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which Maxell is subject,
(ii) violate any order, judgment, or decree applicable to Maxell or (iii) conflict with, or result in a breach or default under, any term or condition of its articles of incorporation (or such other comparable organizational and governing documents, as the case may be) or any agreement or other instrument to which Maxell is a party or by which Maxell is bound.

     (b) The Company hereby represents and warrants to each Party that:

        (A) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, the Company has full corporate power and authority under its certificate of incorporation to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

        (B) this Agreement has been duly and validly executed and delivered by the Company and constitutes the binding obligation thereof enforceable against the Company in accordance with its terms; and

        (C) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which the Company is subject, (ii) violate any order, judgment or decree applicable to the Company or (iii) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.

     (c) Each DLJ Party (as to itself only) hereby represents and warrants to the Company and the other Parties that:

        (A) such DLJ Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, such DLJ Party has full power and authority under its certificate of incorporation or other such organizational document(s) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by such DLJ Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

        (B) this Agreement has been duly and validly executed and delivered by such DLJ Party and constitutes the binding obligation thereof enforceable against such DLJ Party in accordance with its terms; and

        (C) the execution, delivery and performance by such DLJ Party of this Agreement and the consummation by such DLJ Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which such DLJ Party is subject, (ii) violate any order, judgment or decree applicable to such DLJ Party or (iii) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws (or such other comparable organizational and governing document(s), as the case may be) or any agreement or other instrument to which such DLJ Party is a party or by which it is bound.

                                   ARTICLE 2
                            MANAGEMENT OF THE COMPANY

     2.1 ELECTION OF DIRECTORS DESIGNATED BY DLJ PARTNERS II. Maxell and each Permitted Maxell Transferee (if any) shall vote all Common Shares and Common Share Equivalents of the Company then held by it (but only to the extent that it then holds Capital Shares of the Company entitled to vote thereon), in favor of the directors designated by DLJ Partners II, or its successor in interest, for election to the Company's Board of Directors.

     2.2 REPLACEMENT OF DESIGNATED DIRECTORS. In the event that any director (a "Withdrawing Director") designated in the manner set forth in Section 2.1 is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors (and, if applicable, any executive or similar committee thereof) shall be designated in accordance with Section 2.1 and Maxell shall vote, and cause any Permitted Maxell Transferee to vote, its Common Shares and Common Share Equivalents as specified in Section 2.1.

                                   ARTICLE 3
                             TRANSFER OF SECURITIES

     3.1 TRANSFER OF SHARES. Except as contemplated by Sections 3.2, 3.3, 3.4 or
3.8 hereof or pursuant to an offering of equity securities registered under the Securities Act by the Company (except that the Company shall be under no obligation to register any Common Shares of the Company then held by Maxell or any Permitted Maxell Transferee in connection with any such registered offering, other than as set forth in Article IV), neither Maxell nor any Permitted Maxell Transferee may transfer any Common Shares or Common Share Equivalents of the

Company prior to March 1, 2002 (the "Restricted Period"); provided, however, that (a) if the Company shall have engaged in a Qualified IPO prior to March 1, 2002, the Restricted Period shall end sooner if one or more DLJ Parties shall have sold to an unaffiliated Person, in one transaction or series of related transactions (including but not limited to any secondary offering), more than 50% of the Common Shares that the DLJ Parties originally acquired in the aggregate at or about the time that the Company was organized; and (b) if the Company shall not have engaged in a Qualified IPO prior to the expiration of the Restricted Period then, in addition to complying with any of the other applicable provisions of this Article III, after the Restricted Period (and for so long as this Agreement remains in effect) neither Maxell nor any Permitted Maxell Transferee may transfer any Common Shares or Common Share Equivalents of the Company to any Adverse Person until after the occurrence of a Qualified IPO.

     3.2 RIGHT OF PARTICIPATION. If one or more DLJ Parties and/or Permitted DLJ Transferees (if any) propose to sell Common Shares or Common Share Equivalents for value (such DLJ Parties and any such Permitted DLJ Transferees being referred to herein as a "Transferor") in one transaction or a series of related transactions, but excluding (a) a sale which is pursuant to a Qualified IPO, (b) a sale or sales which are effected by one or more DLJ Parties and/or any Permitted DLJ Transferee(s), in a single transaction or series of related transactions, and which do not involve more than 25% of the Fully-Diluted Common Shares and (c) any sale in which all of the Parties agree to participate, then such Transferor shall offer (the "Participation Offer") to include in the proposed sale a number of Common Shares, or of Common Shares represented by Common Share Equivalents, then held and designated by any of the Parties, not to exceed, in respect of any such Party, the number of Common Shares equal to the product of (i) the aggregate number of Common Shares to be sold, or Common Shares represented by Common Share Equivalents to be sold, to the proposed transferee and (ii) a fraction, the numerator of which is equal to the number of Fully-Diluted Common Shares held by such Party and the denominator of which is equal to the number of Fully-Diluted Common Shares. The Transferor shall give written notice to each Party of the Participation Offer (the "Transferor's Notice") at least 30 days prior to the proposed sale. The Transferor's Notice shall specify the proposed transferee, the number of Common Shares or Common Shares represented by Common Share Equivalents and, if applicable, the class or classes of Common Shares to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. The Transferor's Notice shall also have a copy of the offer from the Third Party Offeror setting forth the terms of the offer in reasonable detail attached thereto. Each Party who wishes to include Common Shares or Common Share Equivalents in the proposed sale in accordance with the terms of this Section 3.2 shall so notify the Transferor not more than 20 days after the date of the Transferor's Notice. The Participation Offer shall be conditioned upon the Transferor's sale of Common Shares or Common Share Equivalents pursuant to the transactions contemplated in the Transferor's Notice with the transferee named therein, PROVIDED, HOWEVER, that in the event that the Transferor is not able to sell the Common Shares or Common Share Equivalents of any Party in accordance with this Section 3.2, then the Transferor shall be prohibited from selling any Common Shares or Common Share Equivalents to the transferee named in the Transferor's Notice. If any Party accepts the Participation Offer, the Transferor shall reduce to the extent necessary the number of Common Shares or Common Share Equivalents it otherwise would have sold in the proposed sale so as to permit other Parties who have accepted the Participation Offer to sell the number of Common Shares or Common Share Equivalents that they are entitled to sell under this Section

3.2, and the Transferor shall sell, and shall procure that such other Party or Parties who have accepted the Participation Offer shall sell, the number of Common Shares or Common Share Equivalents specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the Transferor's Notice. Notwithstanding anything in the foregoing to the contrary, no Common Share Equivalents shall receive the benefits of this Section
3.2 prior to the time such Common Share Equivalents are exercisable for or convertible or exchangeable into Common Shares and, in order to obtain the benefits of this Section 3.2, any such Common Share Equivalents in the form of options, warrants or other securities convertible or exchangeable into or exercisable for Common Shares must be exercised or canceled prior to or simultaneously with the consummation of the sale pursuant to this Section 3.2.

     The provisions of this Section 3.2 shall terminate upon the later of (a) the occurrence of a Qualified IPO or (b) the period beginning on the date of this Agreement and ending after one or more of the DLJ Parties shall have transferred 50% or more of the Common Shares that the DLJ Parties owned in the aggregate as of the date of this Agreement.

     3.3 Drag-Along Rights.

     Notwithstanding any other provision in this Article III, if one or more DLJ Parties (such DLJ Parties being referred to herein as the "Seller") propose to sell fifty percent (50%) or more of the Common Shares or Common Share Equivalents held by DLJ at the time of such sale ("Sale Shares") to a third party or parties which is not an Affiliate of DLJ (a "Third Party") pursuant to a Bona Fide Offer (as defined below), and at a price per share (as adjusted for combinations, stock dividends, subdivisions or split-ups) of at least $9.00 per share, then Seller shall have the right, subject to the provisions of this
Section 3.3, to require all other Parties that are not DLJ Parties (collectively, the "Co-Sellers") to include in such sale (a "Required Sale") all of the Common Shares and Common Share Equivalents then held by the Co-Sellers (the "Co-Sellers' Shares"), by delivering notice (the "Required Sale Notice") to each of the Co-Sellers.

     The Required Sale Notice shall set forth: (i) the date of such notice (the "Notice Date"), (ii) the name and address of the Third Party, (iii) the proposed amount and type of consideration to be paid per Common Share for the Sale Shares (the "Sale Price"), and the terms and conditions of payment offered by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that Seller is selling fifty percent (50%) or more of the aggregate number of Fully-Diluted Common Shares then held by DLJ to a Third Party, and
(vi) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than 30 nor more than 180 days after the Notice Date.

     The Co-Sellers shall cooperate in good faith with Seller in connection with consummating the Required Sale (including, without limitation, the giving of consents and the voting of any Common Shares of the Company held by the Co-Sellers to approve such Required Sale). On the Required Sale Date, each Co-Seller shall deliver, free and clear of all liens, claims or encumbrances, a certificate or certificates and/or other instrument or instruments for all of its Common Shares and Common Share Equivalents, duly endorsed and in proper form for transfer, to such Third Party in the manner and at the address indicated in the Required Sale Notice and

Seller shall cause to be paid to each Co-Seller such Co-Seller's share of the purchase price, which share shall equal the product of (a) the aggregate number of Common Shares, or Common Shares represented by Common Share Equivalents, held and sold by such Co-Seller to the Third Party and (b) the Sale Price. Each Seller shall procure that the Third Party purchases from each Co-Seller such Co-Seller's Common Shares and Common Share Equivalents in accordance with the transactions contemplated in the Required Sale Notice.

     "Bona Fide Offer" shall mean an offer (whether in the form of a purchase of Common Shares, merger, recapitalization, or otherwise) to acquire Common Shares for the acquiring party's own account and without contemplating the subsequent transfer to DLJ or any DLJ Affiliate of the shares themselves or any rights directly or indirectly related to the shares, including without limitation any voting rights, dividend rights, or any liens, charges, encumbrances or third party rights of any kind therein.

     In the event of any Required Sale, all Co-Sellers which hold Common Share Equivalents in the form of options, warrants or other securities convertible into or exercisable for Common Shares must exercise or cancel all such options, warrants or conversion or other rights prior to or simultaneously with the consummation of the Required Sale.

     The provisions of this Section 3.3 shall terminate upon the later to occur of (a) a Qualified IPO or (b) the expiration of the Restricted Period; provided, however, that if the Company shall not have engaged in a Qualified IPO prior to the end of the Restricted Period then the provisions of this Section 3.3 shall continue to apply until the date that one or more of the DLJ Parties shall have transferred 50% or more of the Common Shares that the DLJ Parties owned in the aggregate as of the date of this Agreement.

     3.4 RIGHT OF FIRST REFUSAL.

     (a) If Maxell and each Permitted Maxell Transferee all shall have received a Bona Fide Offer from a third party or parties other than a Permitted Maxell Transferee (a "Third Party Offeror") to purchase all and not less than all of the Common Shares and Common Share Equivalents of the Company then beneficially owned by Maxell and each such Permitted Maxell Transferee (the "ROFR Shares") AND Maxell and each such Permitted Maxell Transferee desire to transfer the ROFR Shares to the Third Party Offeror, then Maxell and each such Permitted Maxell Transferee shall first offer to sell all of their respective ROFR Shares to the Company and DLJ Partners II, or its successor in interest, pursuant to the terms and conditions of this Section 3.4, at the same purchase price and on the same terms and conditions as are set forth in the offer of the Third Party Offeror. For purposes of this Section 3.4, the term "Offerees" shall mean (i) DLJ Partners II (or its successors in interest) and (ii) the Company. The offer to the Offerees shall be in writing and shall have a copy of the offer from the Third Party Offeror setting forth the terms of the offer in reasonable detail, attached thereto. The offer shall continue in effect during the option periods provided for in Sections 3.4(b) and 3.4(c) hereof (the "Option Periods"), during which Option Periods the ROFR Shares shall not be transferred to any Person except the Offerees.

     (b) In the event the Offerees receive a written offer to purchase pursuant to Section 3.4(a) above, the Company shall have thirty (30) days after the date of such written offer ("First Option Period") to elect to purchase all or any part of the ROFR Shares subject to such offer.

     (c) If the Company does not elect to purchase all of the ROFR Shares prior to the expiration of the First Option Period, then DLJ Partners II (or its successor in interest) shall have thirty (30) days after the expiration of the First Option Period ("Second Option Period") to elect to purchase all of the ROFR Shares that the Company has not elected to purchase during the First Option Period. DLJ Partners II may assign its option to purchase ROFR Shares under this
Section 3.4 to one or more of the other DLJ Parties.

     (d) Election by an Offeree to purchase the ROFR Shares pursuant to this
Section 3.4 shall be effected by sending written notice of such election, prior to the expiration of the applicable Option Period, to (i) all the individual holder(s) of the ROFR Shares which the Offeree is electing to purchase (the "Individual Holders") and (ii) the Company. Subject to Section 3.4(e), the closing of any purchase and sale of the ROFR Shares hereunder shall take place at the office of the Company within ten (10) business days after the date of the notice of election to purchase.

     (e) Notwithstanding anything in this Agreement to the contrary, if not all of the ROFR Shares have been elected to be purchased by the Company and/or DLJ Partners II prior to the expiration of the Second Option Period as provided for in this Section 3.4, then the Individual Holders shall be free to transfer all of the ROFR Shares to the Third Party Offeror.

     (f) The provisions of this Section 3.4 shall terminate upon the earlier of
(a) a Qualified IPO or (b) the date that one or more of the DLJ Parties shall have transferred 50% or more of the Common Shares that the DLJ Parties owned in the aggregate as of the date of this Agreement.

     3.5 PROHIBITED TRANSFERS. Any purported transfer of Common Shares and/or Common Share Equivalents by a Party which is not permitted by the provisions of
Section 3.1, 3.2, 3.3 or 3.4 or which is in violation of such provisions, or which is not a transfer to a Permitted Maxell Transferee pursuant to Section 3.8, shall be void and of no force and effect whatsoever.

     3.6 CERTAIN EVENTS NOT DEEMED TRANSFERS. Except as contemplated by Section 3.3, in no event shall any of the following constitute a transfer or sale of Common Shares for purposes of Section 3.1, 3.2, 3.3 or 3.4 or be subject to the terms hereof: (a) an exchange, reclassification or other conversion of Common Shares into any cash, securities or other property pursuant to a merger, consolidation or recapitalization of the Company or any Subsidiary thereof with, or a sale or transfer by the Company or any Subsidiary thereof of all or substantially all its assets to, any Person or (b) a conversion of outstanding Common Share Equivalents into Common Shares in accordance with the terms thereof.

     3.7 TRANSFERS SUBJECT TO COMPLIANCE WITH SECURITIES ACT. Except as provided in Sections 3.2, 3.3, 3.4 and 3.8, no Common Shares may be transferred by Maxell or any Permitted Maxell Transferee (other than pursuant to an effective Registration Statement) unless such transfer is not required to be Registered under the Securities Act.

     3.8 PERMITTED TRANSFEREES.

     Notwithstanding anything in this Agreement to the contrary, Maxell and any Permitted Maxell Transferee may, without the consent of the Company or any of the Parties and without compliance with Section 3.1, 3.2, 3.3 or 3.4, at any time transfer any or all of its Common Shares and Common Share Equivalents to one or more Permitted Maxell Transferees, so long as the transfer to such Person is not in violation of applicable federal or state securities laws, and such Person(s), by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement (on the same terms as the then holder of such Common Shares and/or Common Share Equivalents). Any and all Permitted DLJ Transferees, by accepting a transfer or transfers by any DLJ Party of any or all of its Common Shares and Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement (on the same terms as the then holder of such Common Shares and/or Common Share Equivalents). In the event that Maxell or any Permitted Maxell Transferee transfers any Common Shares and/or Common Share Equivalents to any transferee other than a Permitted Maxell Transferee or any Person which is a Party to this Agreement, if such transfer was permitted under the terms of this Agreement, such Common Shares and/or Common Share Equivalents, as the case may be, shall thereafter be free from the restrictions set forth in this Agreement and no longer subject thereto and such transferee shall have no rights hereunder, and the definition of Party hereunder shall not include such transferee.

     3.9 COMPANY NOTICE. The Company agrees to use its best efforts to notify Maxell promptly of any transaction or other event the occurrence of which gives Maxell and any Permitted Maxell Transferee the right to transfer any of their Common Shares of the Company without regard to a restriction on such transfer set forth in Sections 3.1, 3.2, 3.3 and/or 3.4 of this Agreement.

                                   ARTICLE 4
                             PIGGY-BACK REGISTRATION

     4.1 NOTICE; PIGGYBACK REGISTRATION. Subject to the provisions of this Agreement, if at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or Form S-8, or any substitute form that may be adopted by the SEC, or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Parties (including any Permitted Maxell Transferees) as soon as practicable (but in no event less than 30 days before the anticipated effective date of such registration statement), and such notice shall offer such Persons the opportunity to register such number of Registrable Securities as each such Person may request (a "Piggyback Registration"); provided, however, that (i) neither Maxell nor any Permitted Maxell Transferee shall be permitted to sell any Registrable Securities under this Article IV in any Piggyback Registration until after a Qualified IPO and (ii) until after the expiration of the Restricted Period, Maxell and any Permitted Maxell Transferee shall be permitted only to register the Subscription Shares under this Article IV and in connection therewith, for purposes of calculating any allocation required pursuant to Section 4.3, the term "Registrable Securities" shall mean only the Subscription Shares (together with any Registrable

Securities issued with respect to such Subscription Shares by way of share dividend or similar corporate action). Subject to Sections 4.2, 4.3, 4.4, 4.5 and 4.6 hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering. Each such holder of Registrable Securities shall be permitted to withdraw all or part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

     4.2 SELECTION OF UNDERWRITERS. DLJ Partners II shall, for a period of thirty (30) days after the receipt by DLJ Partners II of Notice of a Piggyback Registration, have the right, but not the obligation, to designate, in its sole and absolute discretion, the book-running managing Underwriter with respect to the Piggyback Registration or any other underwritten public offering of Registrable Securities or other securities of the Company (the "Managing Underwriter") and shall, in consultation with the Company, select such additional Underwriters to be used in connection with the offering, if any, unless, at the time the Company takes the necessary corporate action to approve the filing of the registration statement, DLJ and Permitted Transferees collectively do not beneficially own at least five percent (5%) of the Fully-Diluted Common Shares. In the event that DLJ Partners II exercises such right by notifying the Company thereof, DLJ Partners II shall select, upon consultation with the Company, one or more co-managers for each such offering if DLJ Partners II, in its sole discretion, shall determine that any be necessary, and the underwriting fees related to any such offering shall be allocated among any such co-managers in such proportions as DLJ Partners II shall determine. The Managing Underwriter's compensation for such services will be at market rates subject to the type and size of the offering. In the event of any such offering, the Managing Underwriter and the Company will enter into an agreement appropriate to the circumstances, containing provisions for, among other things, compensation, indemnification, contribution, and representations and warranties, which are usual and customary for similar agreements entered into by the Managing Underwriter or other investment bankers of national standing acting in similar transactions. The Managing Underwriter shall have no obligation to act as underwriter or dealer-manager to the Company or to purchase any securities of the Company, except to the extent that such obligations arise out of an underwriting agreement or dealer-manager agreement, as the case may be, with respect to a particular offering executed and delivered by both the Managing Underwriter and the Company. In the event that DLJ and Permitted Transferees collectively do not beneficially own at least five percent (5%) of the Fully-Diluted Common Shares at the time the Company takes the necessary corporate action to approve the filing of the registration statement, or DLJ Partners II does not exercise such right within such thirty (30) day period by notifying the Company thereof, the Company shall select the book-running managing Underwriter and such additional Underwriters to be used in connection with the offering.

     4.3 UNDERWRITERS' CUT-BACKS. The Company shall use all commercially reasonable efforts to cause the Managing Underwriter or any other managing Underwriter of a proposed underwritten offering, as the case may be, to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 4.1 or pursuant to other piggyback registration rights, if any, granted by the Company ("Piggyback Securities") to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Party's Piggyback Securities in such offering unless such Party accepts the terms of the underwriting agreement between the Company and the Managing Underwriter (or other managing

Underwriter) or Underwriters, and otherwise complies with the provisions of
Section 4.4 below. If the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to potentially impede or interfere with the offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such potential to impede or interfere with the offering, pro rata among the holders of Piggyback Securities on the basis of the number of Registrable Securities requested to be included in such registration by each such holder.

     4.4 PARTICIPATION. No Party may participate in any underwritten registration under this Article IV unless such Party (a) agrees to sell such Party's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) if requested by another Person participating in such underwritten registration, provides that all securities convertible or exchangeable into Common Shares that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.

     4.5 TERMINATION BY THE COMPANY. Notwithstanding anything herein to the contrary, at any time prior to the effectiveness of any registration statement filed pursuant hereto, the Company shall have the right, in its sole and absolute discretion, not to proceed with the registration of any securities pursuant to such registration statement and, in the event that the Company exercises such right, no holder of Registrable Securities shall have any right to require the Company to register any such Registrable Securities except in accordance with the express provisions of this Agreement.

     4.6 LOCK-UP LETTERS. Each holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees to execute a written agreement not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Managing Underwriter or managing Underwriter or Underwriters as case may be, in the case of an underwritten public offering.

     4.7 RULES 144 AND 144A. After the Company engages in a Registration of its Common Shares or Common Share Equivalents, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take such further action as any holder of

Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

     In addition, the Company agrees to provide Maxell as soon as practicable after they are available (a) the financial statements of the Company audited by an internationally recognized public accounting firm and (b) an unaudited,. internally prepared balance sheet and statement of profit and loss for the six months ended June 30 of each year.

                                   ARTICLE 5
                             REGISTRATION PROCEDURES

     5.1 PROCEDURES.

     The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with any registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

     Each Selling Holder agrees that, (i) upon receipt of any notice from the Company of the happening of any event which makes any statement made in a registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.1(b)(i) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.1(b)(i) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5.1(b)(i) hereof.

     5.2 REGISTRATION EXPENSES. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities if the Company shall choose to list such Registrable Securities, (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (g) the fees and expenses of any special experts retained by the Company in connection with such registration, and (h) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720(c) of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (b) or (h) above, any out-of-pocket expenses of the Selling Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any Underwriter.

     5.3 DEFERRAL. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to this Agreement at any time when, in the good faith judgment of the Board of Directors, the filing thereof at the time requested or the effectiveness thereof after filing should be delayed to permit the Company to include in the registration statement the financial statements of the Company (and any required audit opinion thereon) for the then immediately preceding fiscal year or fiscal quarter, as the case may be. The filing of a registration statement by the Company cannot be deferred pursuant to the provisions of the immediately preceding sentence beyond the time that such financial statements (or any required audit opinion thereon) would be required to be filed with the SEC as part of the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, if the Company were then obligated to file such reports. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to cause a registration statement previously filed pursuant hereto to become effective, and may suspend sales by the Parties of Registrable Securities under any registration that has previously become effective, at any time when, in the good faith judgment of the Board of Directors, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided that deferrals pursuant to this sentence shall not exceed, in the aggregate, 120 days in any calendar year. The filing of a registration statement, or any amendment or supplement thereto by the Company cannot be deferred, and the rights of holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence, for more than 15 days after the abandonment or consummation of any of the foregoing proposals or transactions or, in any event, for more than 30 days after the date of the determination of the Board of Directors pursuant to the immediately preceding sentence of this Section 5.3.

     5.4 ADDITIONAL COVENANTS OF THE COMPANY. In connection with the Company's Registration obligations under Article IV, the Company shall:

          (i) before filing a Registration Statement or Prospectus, or any amendments or supplements thereto, furnish to the Underwriters, if any, and to the Selling Holders covered by such Registration Statement, copies of all documents prepared to be filed;

          (ii) furnish to each Selling Holder and each Underwriter, if any, without charge, as many conformed copies as such Selling Holder or Underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference); and

          (iii) deliver to each Selling Holder and each Underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Selling Holder or Underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the Selling Holders and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Selling Holder or Underwriter.

                                    ARTICLE 6
                                   TERMINATION

     6.1 TERMINATION. This Agreement shall terminate upon the earlier of (i) the dissolution, liquidation or winding-up of the Company or (ii) the date on which DLJ and all Permitted DLJ Transferees collectively are no longer the beneficial owner of at least five percent (5%) of the Fully-Diluted Common Shares. A Person who ceases to hold any Common Shares or Common Share Equivalents and who ceases to beneficially own any Common Shares or Common Share Equivalents shall cease to be a Party and shall have no further rights or obligations under this Agreement.

                                   ARTICLE 7
                                  MISCELLANEOUS

     7.1 AMENDMENT. Any provision of this Agreement may be altered, supplemented, amended, or waived only by the written consent of each of (i) the Company and (ii) all of the Parties, except that any Party may unilaterally waive any of its rights hereunder so long as such waiver is in writing.

     7.2 SPECIFIC PERFORMANCE. The Parties and the Company recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Company may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

     7.3 ASSIGNMENT. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder. Any purported assignment made in violation of this Section 7.3 shall be void and of no force and effect.

     7.4 SHARES SUBJECT TO THIS AGREEMENT. All Common Shares and Common Share Equivalents now owned or hereafter acquired by any of the Parties shall be subject to, and entitled to the benefits of, the terms of this Agreement.

     7.5 LEGENDS. Each certificate for Common Shares and Common Share Equivalents held by any Person a party hereto shall include a legend in substantially the following form:

          "THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF ______________, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

     A restriction on transfer of Common Shares set forth in such legend (a "Restriction") shall cease and terminate as to any particular Common Shares when such Restriction is no longer required under the terms and conditions of this Agreement. Whenever such Restriction shall cease and terminate as to any Common Shares, the holder thereof shall be entitled to receive from the Company, without expense to such holder, new certificate(s) not bearing a legend stating such Restriction.

     7.6 NOTICES. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):

     THE COMPANY:

     Wilson Greatbatch Technologies, Inc.
     10,000 Wehrle Drive
     Clarence, New York 14031
     Attention: President
     Telecopy No.: 1-(716) 759-5527

     DLJ PARTIES:

          DLJ PARTNERS II
          DLJ Merchant Banking Partners II, L.P.
          277 Park Avenue
          New York, New York 10172
          Attention: Nicole Arnaboldi/Ivy Dodes
          Telecopy No.: 1-(212) 892-7272

          DLJ FUNDING II
          DLJMB Funding II, Inc.
          277 Park Avenue
          New York, New York 10172
          Attention: Nicole Arnaboldi/Ivy Dodes
          Telecopy No.: 1-(212) 892-7272

          DLJ PARTNERS II-A
          DLJ Merchant Banking Partners II-A, L.P.
          277 Park Avenue
          New York, New York 10172
          Attention: Nicole Arnaboldi/Ivy Dodes
          Telecopy No.: 1-(212) 892-7272


          DIVERSIFIED PARTNERS
          DLJ Diversified Partners, L.P.
          277 Park Avenue
          New York, New York 10172
          Attention: Ivy Dodes/Nicole Arnaboldi
          Telecopy No.: 1-(212) 892-7272

          DIVERSIFIED PARTNERS-A
          DLJ Diversified Partners-A, L.P.
          277 Park Avenue
          New York, New York 10172
          Attention: Ivy Dodes/Nicole Arnaboldi
          Telecopy No.: 1-(212) 892-7272

          MILLENNIUM PARTNERS
          DLJ Millennium Partners, L.P.
          c/o DLJ Merchant Banking II, Inc.
          277 Park Avenue
          New York, New York 10172
          Attention: Ivy Dodes/Nicole Arnaboldi
          Telecopy No.: 1-(212) 892-7272

          FIRST ESC
          DLJ First ESC L.P.
          c/o DLJ LBO Plans Management Corporation
          277 Park Avenue
          New York, New York 10172
          Attention: Ivy Dodes/Nicole Arnaboldi
          Telecopy No.: 1-(212) 892-7272

          OFFSHORE PARTNERS II
          DLJ Offshore Partners II, C.V.
          c/o DLJ Offshore Management N.V.
          John B. Gorsiraweg 14
          Willemstad, Curacao
          Netherlands, Antilles
          Telecopy No.: 011-59-99-614-129

          EAB PARTNERS
          DLJ EAB Partners, L.P.
          c/o DLJ LBO Plans Management Corporation
          277 Park Avenue
          New York, New York 10172
          Attention: Ivy Dodes/Nicole Arnaboldi
          Telecopy No.: 1-(212) 892-7272

          UK PARTNERS
          UK Investment Plan 1997 Partners
          2121 Avenue of the Stars
          Fox Plaza, Suite 3000
          Los Angeles, CA 90067
          Attention: Osamu Watanabe
          Telecopy No.: 1-(310) 282-6178

          in each case with a copy to:

                 Robert B. Fleming, Jr., Esq.
                 Hodgson, Russ, Andrews, Woods & Goodyear, LLP
                 One M&T Plaza, Suite 2000
                 Buffalo, New York 14203
                 Telecopy No.: 1-(716) 849-0349

     TO THE INDIVIDUAL HOLDER OR ANY PERMITTED INDIVIDUAL HOLDER TRANSFEREE:

                  Hitachi Maxell, Ltd.
                  2-12-24 Shibuya, Shibuya-Ku
                  Tokyo, 150-8321 Japan
                  Attention: President
                  Telecopy No.: 81-3-5467-9293

                  With a copy to:
                       Ken Kurosu, Esq.
                       Graham & James LLP
                       Akasaka Twin Tower
                       Main Tower, 11th Floor
                       17-22, Akasaka 2-chome
                       Minato-ku, Tokyo 107-0052
                       JAPAN
                       Telecopy No.: 81-3-5570-5455

     All Notices shall be deemed effective and received (a) if given by telecopy, on the next business day after such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the third business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, on the next business day after such Notice is delivered at the address specified above. No Party shall be entitled to receive a Notice hereunder (or a copy of a Notice delivered to the Company) if, at the time such Notice is to be sent, such Party (including its Affiliates and the employees of such Party and its Affiliates) no longer owns any Common Shares. For purposes of this paragraph, a "business day" is one on which banks are open for normal banking business (excluding Saturdays) in the location of the notice recipient.

     7.7 CONFIDENTIALITY. The Parties shall, and shall cause their respective officers, directors, employees and agents and the respective subsidiaries and Affiliates of the Parties and their respective officers, directors, employees and agents to, hold confidential and not use in any manner detrimental to the Company, Maxell or any of their Affiliates or Subsidiaries all information they may have or obtain concerning the Company, Maxell or any of their Affiliates or Subsidiaries and their respective assets, business, operations or prospects ("Confidential Information"); PROVIDED, HOWEVER, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its employees, agents, accountants, legal counsel or other representatives, (b) information that is or becomes available to a Party or any of its employees, agents, accountants, legal counsel or other representatives on a non-confidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel or other representatives, and (c) information that is required to be disclosed by a Party or any of its employees, agents, accountants, legal counsel or other representatives as a result of any applicable law, rule or regulation of any governmental authority or stock exchange. If any Party desires to sell Common Shares and in connection with such potential sale desires to disclose information regarding the Company to the potential purchaser in such sale which it is not permitted to disclose pursuant to the preceding sentence, such Party shall notify the Company of such Party's desire to disclose such information and shall identify the potential purchaser in such notification. The Company may require any such potential purchaser of Common Shares to enter into a confidentiality agreement with respect to Confidential Information on customary terms used in confidentiality agreements in connection with corporate acquisitions.

     7.8 EXCLUSIVE FINANCIAL ADVISOR AND INVESTMENT BANKING ADVISOR. During the five-year period beginning on the date hereof, DLJSC, or any Affiliate of DLJSC that DLJ Partners II or DLJSC may choose, in their sole and absolute discretion, shall be engaged as the exclusive financial and investment banking advisor for the Company and its subsidiaries.

     7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same agreement of the parties hereto.

     7.10 SECTION HEADINGS. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

     7.11 CHOICE OF LAW. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed by the internal laws of the State of New York including Section 5-1401 of the General Obligations Law of the State of New York without regard to the principles of conflict of laws thereof.

     7.12 ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and Subscription Agreement, contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

     7.13 CUMULATIVE RIGHTS. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

     7.14 SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     7.15 SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement, the Common Shares or any document related thereto may be brought in the courts of the State of New York and the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     The Company and each Party irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or such Party, respectively, at its address provided herein.

     Nothing contained in this Section 7.15 shall affect the right of any party hereto to serve process in any other manner permitted by law.

     7.16 WAIVER OF JURY TRIAL. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any Common Shares or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.


                                WILSON GREATBATCH TECHNOLOGIES, INC.


                                By: /s/ Edward F. Voboril
                                    ---------------------------------------
                                Edward F. Voboril
                                President and Chief Executive Officer


                                HITACHI MAXELL, LTD.


                                By: /s/ Hironori Itazu
                                    ---------------------------------------
                                    Hironori Itazu
                                    Board Director Under Power of Attorney
                                    dated June 21, 2000


                                 DLJ MERCHANT BANKING PARTNERS II, L.P.

                                       By:   DLJ MERCHANT BANKING II, INC.
                                             Managing General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------

                                 DLJMB FUNDING II, INC.


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------



                                 DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                       By:  DLJ MERCHANT BANKING II, INC.
                                            Managing General Partner

                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------



                                 DLJ DIVERSIFIED PARTNERS, L.P.

                                       By:  DLJ Diversified Partners, Inc.
                                            Managing General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------

                                 DLJ DIVERSIFIED PARTNERS-A, L.P.

                                       By:  DLJ Diversified Partners, Inc.
                                            Managing General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------



                                 DLJ MILLENNIUM PARTNERS, L.P.

                                       By:   DLJ Merchant Banking II, Inc.
                                             Managing General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------



                                 DLJ FIRST ESC L.P.

                                       By:   DLJ LBO Plans Management
                                             Corporation


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------



                                 DLJ OFFSHORE PARTNERS II, C.V.

                                       By:   DLJ Merchant Banking II, Inc.
                                             Managing General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------



                                 DLJ EAB PARTNERS, L.P.

                                       By:   DLJ LBO Plans Management
                                             Corporation
                                             Managing General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------

                                 UK INVESTMENT PLAN 1997 PARTNERS

                                       By:   UK Investment Plan 1997, Inc.
                                             General Partner


                                       By: /s/ Ivy Dodes
                                          ---------------------------------
                                       Name: Ivy Dodes
                                            -------------------------------
                                       Title: Attorney-in-fact
                                             ------------------------------